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               SECURITIES AND EXCHANGE COMMISSION



                      Washington D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 30, 1997
                                                 ------------


                   First Western Bancorp, Inc.
     (Exact name of registrant as specified in its charter)


Commission file number 0-13882


Pennsylvania                                     25-1461570
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(State or other jurisdiction of                 (IRS Employer
incorporation or organization)                  Identification No.)


101 East Washington Street, New Castle, Pennsylvania         16101
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number including area code: (412) 652-8550

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Item 5. Other Events

     On May 30, 1997, John P. O'Leary, Jr. submitted his resignation from First Western's Board of Directors effective immediately for personal reasons. The Board's size is presently eleven members after this resignation.


Item 7. Financial Statements and Exhibits

     (a) Financial Statements: None.

     (b) Exhibits: None.





                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   First Western Bancorp, Inc.
                                          (Registrant)




June 11, 1997                      /s/ Robert H. Young
                                   -----------------------------
                                   Robert H. Young
                                   Executive Vice President-
                                   Chief Financial Officer,
                                   Secretary and Treasurer
                                   (Principal Financial Officer)